                        AMENDMENT TO SETTLEMENT AGREEMENT

         THIS DOCUMENT AMENDS THE SETTLEMENT AGREEMENT ("Settlement Agreement") concerning disputes arising from an April 17, 1999 Asset Purchase Agreement, which Settlement Agreement was executed by and between:

                  a. Crown Asphalt Products Company, a Utah corporation, Crown Energy Corporation, a Utah corporation; (collectively "Crown")

                  b. Asphalt Supply and Service, Inc., a Montana corporation ("ASSI");

                  c.       Inoco, Inc., a Montana corporation ("Inoco");

                  d. Interstate Asphalt Company, a North Dakota corporation ("Interstate");

                  e. Robert A. Zimmerman, Connie R. Zimmerman, and R. Ryan Zimmerman (collectively "Zimmermans")

                  Crown, ASSI, Inoco, Interstate, and Zimmermans are sometimes collectively referred to as "Parties," or individually as "Party."

Solely Paragraph 3 of the Settlement Agreement is amended to read as follows:

                  3.       RELEASES FROM MONTANA RAIL LINK AND EXXON CORPORATION

                      a.   MONTANA RAIL LINK LEASE NO. 500,875-01

         The Parties hereby agree that WITHIN A REASONABLE TIME of the execution of this Settlement Agreement, ASSI, Inoco, Interstate, and the Zimmermans will provide to Crown a written release from Montana Rail Link releasing Crown from any demands, claims, interests, rights, liabilities, remedies, and/or causes of action arising from the Montana Rail Link Lease No. 500,875-01, Laurel, Montana, dated May 16, 1999.

                      b. ASSIGNMENT AND ASSUMPTION AGREEMENT (OFFSITE SERVICES AGREEMENT)

         The Parties hereby agree that WITHIN A REASONABLE TIME of the execution of this Settlement Agreement, ASSI, Inoco, Interstate, and the Zimmermans will provide to Crown a written release from Exxon Corporation releasing Crown from any demands, claims, interests, rights, liabilities, remedies, and/or causes of action arising from the Assignment and Assumption Agreement (Offsite Services Agreement) among Exxon Company, U.S.A., ASSI, and Crown dated April 17, 1999, and which relates to the Offsite Services Agreement dated April, 1998 between ASSI and Exxon Company, U.S.A.

                      c.   INDEMNIFICATION

         In addition to the written releases specified above, the Parties agree that ASSI, Inoco, Interstate, and the Zimmermans will indemnify Crown and hold it harmless for any and all demands, claims, interests, rights, liabilities, remedies, and/or causes of action arising from the May 16, 1999 Montana Rail Link Lease No. 500,875-01 and/or the April 17, 1999 Assignment and Assumption Agreement (Offsite Services Agreement).

IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement effective the date first written above:

                  DATED this ______ day of March, 2000.

CROWN ASPHALT PRODUCTS COMPANY          WEBER LAW FIRM

                                        -------------------------------
By                                      By Robyn L. Weber
  ----------------------------------
Its                                     Attorneys for Asphalt Supply and
   ---------------------------------    Service, Inc., Inoco, Inc., Interstate
                                        Asphalt Co., Robert A. Zimmerman,
                                        Connie R. Zimmerman, R. Ryan
                                        Zimmerman
CROWN ENERGY CORPORATION

By
  ------------------------------------

Its
   -----------------------------------


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